Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:
Stephen S. Romaine, President & CEO
Francis M. Fetsko, CFO
Tompkins Financial Corporation 607.273.3210

For Immediate Release
Wednesday, October 24, 2012

Tompkins Financial Corporation Reports Strong Third Quarter Operating Results

 ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE MKT LLC)

Tompkins Financial Corporation today released operating results and selected other financial information for the three month and nine month periods ended September 30, 2012.  President and CEO, Stephen S. Romaine said "The current quarter is the first reporting period reflecting results inclusive of the VIST Financial acquisition.  We are pleased that our diluted per share earnings for the quarter, excluding merger related expenses, reflect an increase of 22.5% over the same quarter last year.  We are also pleased that the merger related expenses and credit marks associated with the transaction were in line with our original projections.  The VIST acquisition represents our first expansion into the Pennsylvania market and we are very excited by the opportunity to leverage the full capabilities of the Tompkins business model in this attractive market."

THIRD QUARTER 2012 SELECTED HIGHLIGHTS:

▪
Net income for the third quarter was $3.5 million, or $0.25 diluted earnings per share, compared to $7.9 million, or $0.71 diluted earnings per share for the same period in 2011.  Net income for the third quarter 2012 was reduced by after-tax merger related expenses of $8.4 million.

▪
Operating income, which excludes merger related expenses, was $11.9 million for the quarter, or $0.87 diluted operating earnings per share.  This represents an increase of 22.5% over the $0.71 diluted operating earnings per share reported for the third quarter of 2011.

▪
Return on average equity was 3.38% for the quarter, compared to 10.29% in the third quarter of 2011. Net income for the third quarter 2012 was reduced by after-tax merger related expenses of $8.4 million. Operating return on shareholders’ tangible equity was 15.2% for the quarter, compared to 12.3% for the same period in 2011.

▪
Total loans of $2.9 billion at September 30, 2012, were up $910.1 million from the second quarter of 2012, which included $869.2 million of loans acquired from VIST Bank.  Organic loan growth was 4.5% annualized during the third quarter.

▪
Total deposits of $4.0 billion at September 30, 2012, were up $1.3 million from the second quarter of 2012, which included $1.2 million of deposits acquired from VIST Bank.  Organic deposit growth was 11.7% annualized during the third quarter.

NET INTEREST INCOME

The net interest margin for the third quarter of 2012 was 3.66%, an improvement of 4.0% over the second quarter of 2012, and down 1.3% from the same period in 2011.  The Company reported $36.7 million in net interest income for the third quarter of 2012, which included the addition of VIST Bank acquired on August 1, 2012.  During the third quarter, continued improvements in the cost of funds offset the decline in the yield on average earning assets.

NONINTEREST INCOME

Noninterest income was up $2.5 million or 20.0% over the same period in 2011.  Insurance commissions and fees and card services income were up for both the quarter and year-to-date periods, primarily as a result of the addition of VIST Bank.  The increase was partially offset by lower service charges on deposit accounts, which were impacted by regulatory changes implemented in the first quarter of 2012.  Investment services income was down compared to the same period in 2011, mainly a result of a decision in the third quarter of 2011 to stop providing services for external broker dealer relationships.  Other income includes $350,000 related to a bonus for a merchant servicing contract entered into in the third quarter of 2012.

NONINTEREST EXPENSE

Noninterest expense for the third quarter of 2012 was $46.2 million, up 92.7% from the same period last year. The increase was mainly a result of $13.8 million in merger and severance costs incurred in the third quarter of 2012.  Excluding these items from the third quarter of 2012, non-interest expense increased $8.4 million or 35.0%, primarily due to the addition of VIST Bank’s operating expenses.

ASSET QUALITY

Asset quality trends on originated loans show improvement when compared to the same period last year and were stable compared to prior quarter.  Originated loans and leases exclude loans acquired in the VIST acquisition.  The ratio of nonperforming assets to total assets of 0.88% at September 30, 2012, has improved for seven consecutive quarters and remains well below the most recent peer averages of 2.33% published as of June 30, 2012, by the Federal Reserve1.

Provision for loan and lease losses was $1.0 million for the third quarter of 2012, which is in line with the second quarter 2012 but down from $4.9 million in the third quarter of 2011.

The Company’s allowance for loan and lease losses totaled $26.6 million at September 30, 2012, which represented 1.29% of total originated loans, compared to $27.6 million and 1.39% at December 31, 2011.  The allowance for loan and lease losses covered 69.01% of originated nonperforming loans and leases as of September 30, 2012, up from the 66.65% at December 31, 2011.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums.  Tier 1 capital as a percentage of average assets at September 30, 2012, was 8.50%; and the ratio of total capital to risk-weighted assets was 12.42%.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company with $4.9 billion in assets serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania.  Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, The Bank of Castile, Mahopac National Bank, VIST Bank, Tompkins Insurance Agencies, Inc., and Tompkins Financial Advisors.  For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP).  Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as a reconciliation to the comparable GAAP measure, is provided in the accompanying tables.  Management believes that these non-GAAP measures provide useful information.  Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	09/30/2012	12/31/2011

Cash and noninterest bearing balances due from banks	$89,056	$47,297
Interest bearing balances due from banks	53,610	2,170
Money market funds	0	100
Cash and Cash Equivalents	142,666	49,567

Trading securities, at fair value	17,373	19,598
Available-for-sale securities, at fair value	1,474,402	1,143,546
Held-to-maturity securities, fair value of $27,908 at September 30, 2012, and $27,255
at December 31, 2011	27,503	26,673
Originated loans and leases, net of unearned income and deferred costs and fees (2)	2,060,539	1,981,849
Less: Allowance for originated loan and lease losses	26,632	27,593
Acquired loans and leases, covered and non-covered (3)	869,211	0
Net Loans and Leases	2,903,118	1,954,256

Federal Home Loan Bank stock and Federal Reserve Bank stock	20,700	19,070
Bank premises and equipment, net	53,915	44,712
Corporate owned life insurance	64,364	43,044
Goodwill	95,566	43,898
Other intangible assets, net	19,293	4,096
Accrued interest and other assets	105,886	51,788
Total Assets	$4,924,786	$3,400,248

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,187,083	1,356,870
Time	1,055,825	687,321
Noninterest bearing	794,736	616,373
Total Deposits	4,037,644	2,660,564

Federal funds purchased and securities sold under agreements to repurchase	206,996	169,090
Other borrowings, including certain amounts at fair value of $11,955 at September 30, 2012
and $12,093 at December 31, 2011	125,461	186,075
Trust preferred debentures	43,651	25,065
Other liabilities	70,084	60,311
Total Liabilities	$4,483,836	$3,101,105

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
14,394,140 at September 30, 2012; and 11,159,466 at December 31, 2011	1,439	1,116
Additional paid-in capital	332,839	206,395
Retained earnings	103,150	96,445
Accumulated other comprehensive income (loss)	4,660	(3,677)
Treasury stock, at cost – 97,596 shares at September 30, 2012, and 95,105 shares
at December 31, 2011	(2,688)	(2,588)

Total Tompkins Financial Corporation Shareholders’ Equity	439,400	297,691
Noncontrolling interests	1,550	1,452
Total Equity	$440,950	$299,143
Total Liabilities and Equity	$4,924,786	$3,400,248

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Nine Months Ended
(In thousands, except per share data) (Unaudited)	09/30/2012	09/30/2011	09/30/2012	09/30/2011
INTEREST AND DIVIDEND INCOME
Loans	$34,003	$26,134	$84,709	$77,718
Due from banks	6	1	14	10
Federal funds sold	0	1	2	6
Trading securities	182	213	569	668
Available-for-sale securities	8,317	7,524	23,016	23,110
Held-to-maturity securities	208	249	658	944
Federal Home Loan Bank stock and Federal Reserve Bank stock	203	212	620	719
Total Interest and Dividend Income	42,919	34,334	109,588	103,175
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	1,043	817	2,497	2,534
Other deposits	2,105	2,449	5,930	7,639
Federal funds purchased and securities sold under agreements to repurchase	1,174	1,204	3,340	3,743
Trust preferred debentures	489	405	1,296	1,197
Other borrowings	1,365	1,546	4,231	4,655
Total Interest Expense	6,176	6,421	17,294	19,768
Net Interest Income	36,743	27,913	92,294	83,407
Less: Provision for loan and lease losses	1,042	4,870	3,178	7,785
Net Interest Income After Provision for Loan and Lease Losses	35,701	23,043	89,116	75,622
NONINTEREST INCOME
Investment services income	3,614	3,425	10,504	11,090
Insurance commissions and fees	5,786	3,573	13,184	10,406
Service charges on deposit accounts	1,988	2,165	5,366	6,256
Card services income	1,504	1,271	4,353	3,785
Mark-to-market (loss) gain on trading securities	(41)	55	(198)	170
Mark-to-market (loss) gain on liabilities held at fair value	(27)	(461)	138	(488)
Net other-than-temporary impairment losses	(55)	0	(120)	0
Other income	2,116	1,998	5,151	5,217
Net (loss) gain on securities transactions	(112)	286	822	381
Total Noninterest Income	14,773	12,312	39,200	36,817
NONINTEREST EXPENSES
Salaries and wages	13,892	11,190	36,273	33,225
Pension and other employee benefits	4,826	3,374	13,248	11,063
Net occupancy expense of premises	2,472	1,721	6,070	5,321
Furniture and fixture expense	1,364	1,088	3,580	3,325
FDIC insurance	759	475	1,841	2,057
Amortization of intangible assets	426	137	684	453
Merger related expenses	13,842	0	14,814	0
Other operating expense	8,613	5,988	22,910	18,908
Total Noninterest Expenses	46,194	23,973	99,420	74,352
Income Before Income Tax Expense	4,280	11,382	28,896	38,087
Income Tax Expense	761	3,490	8,674	11,956
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	3,519	7,892	20,222	26,131
Less: Net income attributable to noncontrolling interests	32	33	98	98
Net Income Attributable to Tompkins Financial Corporation	$3,487	$7,859	$20,124	$26,033
Basic Earnings Per Share	$0.26	$0.71	$1.63	$2.37
Diluted Earnings Per Share	$0.25	$0.71	$1.63	$2.36

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

Quarter Ended	Year to Date Period Ended	Year to Date Period Ended
September 30, 2012	September 30, 2012	September 30, 2011
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$17,300	$6	0.14%	$19,272	$14	0.10%	$9,987	$10	0.13%
Money market funds	-	-	0.00%	24	-	0.00%	100	-	0.00%
Securities (4)
U.S. Government securities	1,295,822	7,585	2.33%	1,170,885	21,089	2.41%	955,022	21,119	2.96%
Trading securities	17,752	182	4.08%	18,526	569	4.10%	21,650	668	4.13%
State and municipal (5)	104,642	1,324	5.03%	91,452	3,594	5.25%	99,220	3,987	5.37%
Other securities	13,272	136	4.08%	12,286	403	4.38%	14,369	503	4.68%
Total securities	1,431,488	9,227	2.56%	1,293,149	25,655	2.65%	1,090,261	26,277	3.22%
Federal Funds Sold	-	-	0.00%	2,453	2	0.11%	6,238	6	0.13%
FHLBNY and FRB stock	20,095	203	4.02%	18,128	620	4.57%	18,303	719	5.25%
Loans, net of unearned income (6)
Real estate	1,923,391	25,437	5.26%	1,605,670	61,898	5.15%	1,386,097	55,738	5.38%
Commercial loans (5)	578,738	7,474	5.14%	505,460	19,783	5.23%	454,306	18,440	5.43%
Consumer loans	111,725	1,329	4.73%	78,566	3,383	5.75%	69,245	3,593	6.94%
Direct lease financing	4,527	63	5.54%	5,099	217	5.68%	7,883	348	5.90%
Total loans, net of unearned income	2,618,381	34,303	5.21%	2,194,795	85,281	5.19%	1,917,531	78,119	5.45%
Total interest-earning assets	4,087,264	43,739	4.26%	3,527,821	111,572	4.22%	3,042,420	105,131	4.62%

Other assets	362,760			292,523			227,910

Total assets	4,450,024			3,820,344			3,270,330

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	1,894,810	1,378	0.29%	1,610,261	3,250	0.27%	1,333,934	3,694	0.37%
Time deposits > $100,000	496,376	1,043	0.84%	388,258	2,497	0.86%	315,265	2,534	1.07%
Time deposits < $100,000	418,530	696	0.66%	390,267	2,649	0.91%	406,554	3,924	1.29%
Brokered time deposits < $100,000	24,811	31	0.50%	8,331	31	0.50%	2,309	21	1.22%
Total interest-bearing deposits	2,834,527	3,148	0.44%	2,397,117	8,427	0.47%	2,058,062	10,173	0.66%
Federal funds purchased & securities sold under agreements
to repurchase	247,879	1,174	1.88%	195,553	3,340	2.28%	174,816	3,743	2.86%
Other borrowings	129,051	1,365	4.21%	139,006	4,231	4.07%	160,340	4,655	3.88%
Trust preferred debentures	37,382	489	5.20%	29,201	1,296	5.93%	25,062	1,197	6.39%
Total interest-bearing liabilities	3,248,839	6,176	0.76%	2,760,877	17,294	0.84%	2,418,280	19,768	1.09%

Noninterest bearing deposits	726,831			645,818			524,888
Accrued expenses and other liabilities	63,960			59,124			37,236
Total liabilities	4,039,630			3,465,819			2,980,404

Tompkins Financial Corporation Shareholders’ equity	408,860			353,023			288,579
Noncontrolling interest	1,534			1,502			1,347
Total equity	410,394			354,525			289,926

Total liabilities and equity	$4,450,024			$3,820,344			$3,270,330
Interest rate spread			3.50%			3.39%			3.53%
Net interest income/margin on earning assets		37,563	3.66%		94,278	3.57%		85,363	3.75%

Tax Equivalent Adjustment		(820)			(1,984)			(1,956)

Net interest income per consolidated financial statements		$36,743			$92,294			$83,407

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11	Dec-11

Period End Balance Sheet
Securities	$1,519,278	$1,228,143	$1,285,685	$1,189,817	$1,130,769	$1,189,817
Originated loans and leases, net of unearned income and deferred costs and fees (2)	2,060,539	2,019,681	1,977,569	1,981,849	1,951,598	1,981,849
Allowance for originated loan and lease losses	26,632	26,865	26,948	27,593	27,878	27,593
Acquired loans and leases (3)	869,211	0	0	0	0	0
Total assets	4,924,786	3,482,669	3,546,694	3,400,248	3,359,017	3,400,248
Total deposits	4,037,644	2,765,093	2,859,436	2,660,564	2,675,674	2,660,564
Federal funds purchased and securities sold under agreements to repurchase	206,996	161,662	169,456	169,090	171,943	169,090
Other borrowings	125,461	121,934	132,884	186,075	138,001	186,075
Trust preferred debentures	43,651	25,067	25,066	25,065	25,063	25,065
Shareholders' equity	440,950	353,700	305,967	299,143	309,335	299,143

Average Balance Sheet
Average earning assets	$4,087,264	$3,278,519	$3,211,533	$3,131,051	$3,050,346	$3,064,761
Average assets	4,450,024	3,539,170	3,464,917	3,368,135	3,286,159	3,294,982
Average interest-bearing liabilities	3,248,839	2,521,285	2,507,146	2,435,326	2,391,576	2,422,577
Average equity	410,394	349,021	303,546	307,539	303,861	294,620

Share data
Weighted average shares outstanding (basic)	13,580,771	12,146,622	11,103,192	11,074,330	11,049,831	11,002,106
Weighted average shares outstanding (diluted)	13,630,464	12,166,417	11,147,489	11,104,623	11,124,331	11,035,384
Period-end shares outstanding	14,358,230	12,223,790	11,197,370	11,123,556	11,122,886	11,123,556
Book value per share	30.72	28.94	27.32	26.89	27.81	26.89

Income Statement
Net interest income	$36,743	$28,110	$27,441	$27,999	$27,913	$111,406
Provision for loan/lease losses	1,042	1,011	1,125	1,160	4,870	8,945
Noninterest income	14,773	12,766	11,661	11,197	12,312	48,014
Noninterest expense	46,194	26,855	26,371	24,200	23,973	98,552
Income tax expense	761	4,151	3,762	4,417	3,490	16,373
Net income attributable to Tompkins Financial Corporation	3,487	8,826	7,811	9,387	7,859	35,419
Noncontrolling interests	32	33	33	32	33	131
Basic earnings per share (9)	$0.26	$0.72	$0.70	$0.84	$0.71	$3.21
Diluted earnings per share (9)	$0.25	$0.72	$0.70	$0.84	$0.71	$3.20

Asset Quality
Nonperforming Assets
Nonaccrual loans and leases (7)	$36,996	$36,749	$38,455	$39,588	$40,419	$39,588
Loans and leases 90 days past due and accruing (7)	126	321	1,552	1,380	379	1,380
Troubled debt restructurings not included above (7)	1,468	1,445	423	423	441	428
Total nonperforming loans and leases (7)	38,590	38,515	40,430	41,391	41,239	41,396
OREO (8)	4,675	2,161	1,906	1,334	1,632	1,334
Total nonperforming assets	43,265	40,676	42,336	42,725	42,871	42,730

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

	Quarter-Ended					Year-Ended
Delinquency	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11	Dec-11
Originated loan and lease portfolio
Loans and leases 30-89 days past due (7)	$9,412	$10,149	$12,080	$13,171	$9,916	$13,171
Loans and leases 90 days past due (7)	126	321	1,552	1,380	379	1,380
Nonaccrual loans and leases (7)	36,996	36,749	38,455	39,587	40,419	39,587
Total past due and nonaccrual originated loans (7)	46,534	47,219	52,087	54,138	50,714	54,138
Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due (3)	758	0	0	0	0	0
Covered loans and leases 90 days or more past due (3)	2,837	0	0	0	0	0
Non-covered loans and leases 30-89 days past due (3)	5,848	0	0	0	0	0
Non-covered loans and leases 90 days or more past due (3)	19,339	0	0	0	0	0
Total past due and nonaccrual acquired loans and leases	28,782	0	0	0	0	0

Originated loan and lease portfolio
Balance at beginning of period	$26,865	$26,948	$27,593	$27,878	$28,361	$27,832
Provision for loan and lease losses	1,042	1,011	1,125	1,160	4,870	8,945
Net loan and lease charge-offs	1,275	1,094	1,770	1,445	5,353	9,184
Allowance for loan and lease losses (originated loan portfolio)	26,632	26,865	26,948	27,593	27,878	27,593
Allowance for loan and lease losses (originated loan portfolio)	0	0	0	0	0	0
Total allowance for loan and lease losses	26,632	26,865	26,948	27,593	27,878	27,593

Loan Classifications
Originated portfolio
Special Mention	$56,906	$63,652	$62,649	$52,156	$66,697	$52,156
Substandard	54,197	58,185	58,272	72,920	73,313	72,920
Doubtful	494	588	1,344	1,494	509	1,494
Acquired portfolio
Special Mention	17,743	0	0	0	0	0
Substandard	39,860	0	0	0	0	0

RATIO ANALYSIS
Credit Quality
Nonperforming originated loans and leases/total originated loans and leases (2)(7)	1.87%	1.91%	2.04%	2.09%	2.11%	2.09%
Nonperforming assets/total assets	0.88%	1.17%	1.19%	1.26%	1.28%	1.26%
Allowance for loan and lease losses/total originated loans and leases	1.29%	1.33%	1.36%	1.39%	1.43%	1.39%
Allowance/nonperforming loans and leases (7)	69.01%	69.75%	66.65%	66.65%	67.60%	66.65%
Net loan and lease losses (annualized)/total average loans and leases	0.19%	0.22%	0.36%	0.29%	1.10%	0.48%
Net loan and lease losses on originated loans and leases (annualized)/total average originated loans and leases (2)	0.25%	0.22%	0.36%	0.29%	1.10%	0.48%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

	Quarter-Ended					Year-Ended
Capital Adequacy (period-end)	Sep-12	Jun-12	Mar-12	Dec-11	Sep-11	Dec-11
Tier I capital / average assets	8.50%	9.53%	8.46%	8.51%	8.55%	8.51%
Total capital / risk-weighted assets	12.42%	16.22%	14.37%	14.17%	14.11%	14.17%

Profitability
Return on average assets *	0.31%	1.00%	0.91%	1.11%	0.95%	1.07%
Return on average equity *	3.38%	10.17%	10.35%	12.07%	10.29%	12.02%
Net interest margin (TE) *	3.66%	3.52%	3.51%	3.62%	3.71%	3.72%
* Quarterly ratios have been annualized
Non-GAAP Disclosure
Reported net income (GAAP)	$3,487	$8,826	$7,811	$9,387	$7,859	$35,419
Adjustments (net of tax):
Accrual adjustment VISA	0	(243)	0	0	0	0
Merger related expenses	8,424	703	75	0	0	0
Subtotal adjustments	8,424	460	75	0	0	0
Net operating income (Non-GAAP)	11,911	9,286	7,886	9,387	7,859	35,419
Weighted average shares outstanding (diluted)	13,630,464	12,166,417	11,147,489	11,104,623	11,124,331	11,035,384
Adjusted diluted earnings per share	$0.87	$0.76	$0.71	$0.84	$0.71	$3.21

Non-GAAP Disclosure
Reported net income (GAAP)	$3,487	$8,826	$7,811	$9,387	$7,859	$35,419
Merger related expenses (net of tax)	8,424	703	75	0	0	0
Net operating income (Non-GAAP)	$11,911	$9,529	$7,886	$9,387	$7,859	$35,419
Amortization of intangibles, (net of tax)	256	74	80	81	82	353
Adjusted net operating income	12,167	9,603	7,966	9,468	7,941	35,772

Average total shareholders' equity	410,394	349,021	303,546	307,539	303,861	294,620
Less: Average goodwill and intangibles	92,789	48,665	47,922	48,195	48,433	47,043
Average tangible shareholders' equity	317,605	300,356	255,624	259,344	255,428	247,577

Adjusted operating return on shareholders' tangible equity (annualized)	15.24%	12.86%	12.53%	14.52%	12.37%	14.45%

Non-GAAP Disclosure
Total shareholders' equity (GAAP)	$440,950	$353,700	$305,967	$299,143	$309,335	$299,143
Less: goodwill and intangibles	114,920	48,652	48,569	47,994	48,276	47,994
Tangible shareholders' equity	326,030	305,048	257,398	251,149	261,059	251,149

Ending shares outstanding	14,358,230	12,223,790	11,197,370	11,123,556	11,122,886	11,123,556
Tangible book value per share (Non-GAAP)	22.71	24.96	22.99	22.58	23.47	22.58

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure	Year-to-date period ended
	Sep-12	Sep-11
Reported net income (GAAP)	$20,124	$26,033
Adjustments (net of tax):
Accrual adjustment VISA	(243)	0
Merger related expenses	9,202	0
Subtotal adjustments	8,959	0
Net operating income (Non-GAAP)	29,083	26,033
Weighted average shares outstanding (diluted)	12,319,541	11,028,220
Adjusted diluted earnings per share	$2.36	$2.36

(1) Federal Reserve peer ratio as of June 30, 2012, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) "Originated" equals loans and leases not included by definition in "acquired loans"
(3) "Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805.  The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.  Because acquired loans are initially recorded at an amount estimated to be collectible, losses on such loans, when incurred, are first applied against the non-accretable difference established in purchase accounting and then to any allowance of loan losses recognized subsequent to acquisition.  "Covered Loans" are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.

(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above.  Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2011.

(7) Acquired loans and leases are not included in nonperforming loans because the accretion method is used for all acquired loan pools.
(8) Includes all other real estate owned, including those balances acquired through business combinations.
(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.